                                   PROSPECTUS

                                 February 2, 1998


                          Shares of Beneficial Interest
                             Nationwide Income Fund
                        Nationwide Separate Account Trust

                              Three Nationwide Plaza
                              Columbus, Ohio 43215


                         For Information and Assistance,
                               Call (614) 249-5134

Nationwide Income Fund (the "Fund") is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in six separate mutual funds, each with its own investment objective. This Prospectus relates only to the Nationwide Income Fund. The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts.

The Fund seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing in investment grade corporate and U.S. Government debt obligations.

This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated November 1, 1997, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling (614) 249-5134, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST, DATED NOVEMBER 1, 1997, IS INCORPORATED BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund may be sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each , a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. The Adviser, together with a group of subadvisers, manages the portfolio from day to day to accomplish the Fund's investment objective. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces. Each Fund of Funds and Accounts, as a shareholder, has an ownership in the Fund's investments. The Fund also offers to buy back (redeem) shares of the Fund from the Fund of Funds or the Accounts at any time at net asset value.

SUMMARY OF EXPENSES


Shareholder Transaction Expenses                                       None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                        0.45%
Other Expenses                                                         0.30%
                                                                     ---------
Total Fund Operating Expenses                                          0.75%
                                                                     =========


Example:

                                                         1 year                    3 years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period              $8                        $24

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.

Other Expenses is based on estimated amounts for the fiscal year ending December 31, 1997. The Advisor has agreed to reimburse the Fund total expenses in excess of 0.75% for the fiscal year ending December 31, 1997.

For more information on Fund expenses, see "Management of the Trust:"

INVESTMENT OBJECTIVE AND POLICIES

Nationwide Income Fund (the "Fund") seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing at least 65% of its assets, under normal market conditions, in investment grade corporate and U.S. Government debt obligations. Under normal market conditions, the Fund may invest up to 35% of its assets in cash or cash equivalents, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities (collectively, "short-term money market obligations"). For a further discussion of the types of debt obligations in which the Fund may invest, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in short-term money market obligations.

While there is careful selection and constant supervision by a group of professional investment managers, there can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is not fundamental and shareholder approval is not required to change the Fund's investment objective.

Management of the Fund

Nationwide Advisory Services, Inc. (the "Adviser") has employed two subadvisers (each, a "Subadviser") each of which will manage part of the Fund's portfolio. Although the Adviser reserves the right to allocate and reallocate the assets among the Subadvisers at any time, it is anticipated that each of the Subadvisers will receive a substantially equal proportion of the funds that are invested in the Fund and will generally retain such assets and any capital appreciation attributable to them.

The Adviser has chosen the Subadvisers because they approach investing in debt obligations in different ways. The Adviser has decided to employ a number of Subadvisers because even successful investment managers may experience fluctuations in performance which may be caused by factors or conditions that affect the particular securities emphasized by that Subadviser or that may impact its particular investment style. As a result of the diversification among securities and styles, the Adviser expects to increase prospects for investment return and to reduce market risk and volatility.

The following is a brief description of the investment strategies for each of the Subadvisers:

NCM Capital Management Group, Inc. ("NCM Capital") manages fixed income securities by selecting a diversified portfolio of investment grade issues in which overall credit risk is minimized. NCM Capital established the average maturity and duration of a portfolio based on the intermediate and longer-term outlook of interest rates, the economy and the financial markets. No attempt is made to manage portfolios based on daily or short-term fluctuations in interest rates or economic statistics.

Subsequent to establishing the average maturity and duration of a portfolio, NCM Capital determines which sectors of the fixed income market offer the most attractive potential returns. Over a market cycle, individual sectors are either emphasized or de-emphasized based on their relative value after analyzing the current and prospective developments in the economy and the financial markets. After determining the sector to be emphasized or de-emphasized, NCM Capital selects the specific issues which offer the greatest potential returns over a selected time horizon.

Smith Graham & Co. Asset Managers, L.P. ("Smith Graham") Smith Graham's investment process centers around maximizing stable cash flows across the yield curve. Cash flows in this context consist of coupon income on fixed income securities, prepayments from mortgage securities and the reinvestment of income and prepayments. Smith Graham begins by analyzing the characteristics that determine performance and then utilizes proprietary software models to identify the least expensive segments of the yield curve. Incremental performance is also obtained by investing in undervalued sectors and undervalued securities.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

Debt Obligations - Debt obligations in which the Fund may invest generally will be investment grade debt obligations, although the Fund may invest up to 35% of its assets in high-quality short-term money market obligations. The Fund's risk and return potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Similarly, debt obligations issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. The market value of all debt obligations is also affected by changes in the prevailing interest rates. Therefore, the market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases.

Debt obligations in which the Fund may invest include: 1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group); 2) U.S. government securities (as described below); 3) commercial paper rated in one of the two highest ratings categories of any NRSRO; 4) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 5) repurchase agreements relating to debt obligations which the Fund could purchase directly; or 6) unrated debt obligations which are determined by the Adviser or a Subadviser to be of comparable quality.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or a Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

U.S. Government Securities - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Mortgage- and Asset-Backed Securities - The Fund may purchase both mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Repurchase Agreements - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or a Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

Bank Obligations - The Fund may invest in bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic or foreign banks and their subsidiaries and branches (only if the time deposits are denominated in U.S. dollars), and domestic savings and loan associations. While these bank obligations will be issued by institutions whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), the Fund may invest in the obligations in amounts in excess of the FDIC insurance coverage (currently $100,000 per account).

When-Issued Securities - The Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days (for mortgage-backed securities, the delivery date may extend to as long as 120 days). Purchasing when-issued securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

Lending Portfolio Securities - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Borrowing Money - The Fund may borrow money from banks limited by any investment restrictions to 33 1/3% of its total assets. However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or the purchase of investments), in an amount up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.


Portfolio Turnover

The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or a Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

The portfolio turnover rate for the Fund is not expected to exceed 150%. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates for the Fund may vary greatly from year to year and within a particular year.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

Investment Management of the Fund

The Adviser - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also determines the allocation of assets among the Subadvisers and evaluates and monitors the performance of Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of Subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that any Subadviser or the Fund will obtain favorable results at any given time.

The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. The Fund pays to the Adviser a fee at the annual rate of 0.45% of the Fund's average daily net assets.

The Subadvisers - Subject to the supervision of the Adviser and the Trustees, the Subadvisers each manage separate portions of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser shall make investment decisions for the Fund and in connection with such investment decisions shall place purchase and sell orders for securities. No Subadviser shall have any investment responsibility for any portion of the Fund's assets not allocated to it for investment management. For the investment management services they provide to the Fund, each Subadviser receives an annual fee from the Adviser based on the average daily net assets of the portion of the Fund managed by that Subadviser as specified below:

         Subadvisory Fees                         Average Daily Net Assets
              0.25%                               on the first $100 million
              0.15%                              on assets in excess of $100
                                                           million

The fees for each of the Subadvisers are subject to the following annual minimum fees: $15,000 for NCM Capital and $25,000 for Smith Graham.

Below is a brief description of each of the subadvisers.

NCM Capital Management Group, Inc. NCM Capital was founded in 1986 and serves as one of the Fund's Subadvisers. As of September 30, 1996, NCM Capital had approximately $3.86 billion in assets under management, of which $1.35 billion represents fixed income management.

NCM Capital's Chairman of the Board, President and Chief Executive Officer is Maceo K. Sloan. Other directors are Justin F. Beckett, Executive Vice President; Peter J. Anderson, Chairman and Chief Investment Officer of IDS Advisory Group, Inc.; and Morris Goodwin, Jr., Vice President, Corporate Treasurer, American Express Financial Advisers Inc.

NCM Capital is a wholly-owned subsidiary of Sloan Financial Group, Inc. Both NCM Capital and Sloan Financial Group, Inc. are located at 103 West Main Street, 4th Floor, Durham, North Carolina 27701. Sloan Financial Group, Inc. is a corporation of which Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer of NCM Capital, owns 43%; Justin F. Beckett, Executive Vice President and director of NCM Capital, owns 17%; and IDS Financial Services Inc., a wholly-owned subsidiary of American Express Company owns 40% as of September 30, 1996.

         The primary portfolio manager of the portion of the Fund's portfolio managed by NCM Capital is Paul L. Van Kampen, CFA. Mr. Van Kampen joined NCM Capital as Senior Vice President and the Director of Fixed Income Research. Prior to joining NCM Capital, he was an Executive Director of Aon Advisors, Inc. Mr. Van Kampen has both an M.A. and B.S. from the University of Alabama and has over 28 years of investment experience.


Smith Graham & Co. Asset Managers, L.P. Smith Graham also serves as a sub-adviser to the Fund. Its corporate offices are located at 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002-3007. Smith Graham serves as an investment adviser to a variety of corporate, foundation, public, Taft Hartley and mutual fund clients. The firm provides global and international money management through its affiliate Smith Graham Robeco Global Advisers. As of October 1, 1996, Smith Graham managed approximately $2 billion of assets.

Smith Graham is 60% owned by its Managing General Partner, Smith Graham & Co., Inc., while 40% of the firm is owned by the Dutch based Robeco Group. Smith Graham & Co., Inc. is wholly owned by Gerald B. Smith, Ladell Graham and Jamie
G. House.

The management group of Smith Graham consists of Gerald B. Smith, Chairman and Chief Executive Officer; Ladell Graham, President and Chief Investment Officer; Jamie G. House, Executive Vice President and Chief Financial Officer; and Gilbert A. Garcia, Executive Vice President and Director of Marketing.

The primary portfolio manager of the portion of the Fund's portfolio managed by Smith Graham is Mark Delaney. Mr. Delaney joined Smith Graham in November 1994 and currently serves as a Portfolio Manager. From July 1988 to November 1994, he was a Senior Portfolio Manager for

Transamerica Fund Management. Mr. Delaney has over 15 years of experience in fixed income investing.

Other Services


Under the terms of an Administrative Services Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of each Fund's shares, preparation of financial statements, taxes, and regulatory reports. For these services the Fund pays to the Adviser a fee at the annual rate of 0.07% of the Fund's average daily net assets up to $250 million in assets, 0.05% on the next $750 million and 0.04% on assets of $1 billion and more.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Trust. NIS is a wholly owned subsidiary of the Adviser. For these services, the Fund pays NIS a fee at the annual rate of
 .01% of the Fund's average daily net assets.


INVESTMENT IN FUND SHARES

An insurance company may purchase the shares of the Fund at the Fund's net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge. All shares are sold at net asset value.

Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contract and to affiliated Fund of Funds. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43216,

All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.


The net asset value per share of the Fund is determined once daily, as of 4:00 P.M. on each business day the New York Stock Exchange is open and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence

Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges or actively traded in the over-the-counter market are valued at the last quoted sale price; if there is no sale on that day, the securities are valued at the prior day's closing price for exchange-traded securities or at the quoted bid price for over-the-counter-traded securities. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Board of Trustees.
Expenses and fees are accrued daily.

The Trust may suspend the right of redemption only under the following unusual circumstances:

       o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

       o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

       o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Funds will be paid as dividends in March, June, September, and December. In those years in which sales of the Fund's portfolio securities result in net realized capital gains, the Fund will distribute such gains to its shareholders with the December dividend.

ADDITIONAL INFORMATION

Description of Shares - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares from a number of different Funds. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund, but shares of all Funds would vote together in the election of Trustees. Upon liquidation of a Fund, its shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The sole shareholders of the Fund initially will be the affiliated Funds of Funds and Nationwide Life Insurance Company. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

       o designate series of the Trust;

       o change the name of the Trust; or

       o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares are fully paid and nonassessable, except as set forth below. In regard to termination, sale of assets, or changes of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

Shareholder Inquiries - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all its taxable net investment income and capital gains to shareholders, and therefore, will not be required to pay any federal income taxes.

Because each Fund of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

  The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS
Sale of Fund Shares
Investment Objective and Policies
Investment Techniques, Considerations and Risk Factors
Management of the Trust
Investment in Fund Shares
Share Redemption
Net Income and Distributions
Additional Information
Performance Advertising for the Fund
Tax Status


INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, Ohio 43215

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Dietrich, Koogler & Reynolds
One Nationwide Plaza
Columbus, Ohio 43215